SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant                        (X)
Filed by a Party other than the Registrant     ( )

Check the appropriate box:

( ) Preliminary Proxy Statement      ( ) Confidential, for Use of the Commission
(X) Definitive Proxy Statement           Only (as permitted by Rule 14c-6(e)(2))
( ) Definitive Additional Materials
( ) Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

________________________________________________________________________________

                       The Nottingham Investment Trust II
________________________________________________________________________________
                (Name of Registrant as Specified in Its Charter)
    ________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

(X)      No fee required.

( )      Fee computed on table below per Exchange Act Rules 14a-6(i)(4)and 0-11.

(1)      Title of each class of securities to which transaction applies:

________________________________________________________________________________
(2)      Aggregate number of securities to which transaction applies:

________________________________________________________________________________
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):
________________________________________________________________________________
(4)      Proposed maximum aggregate value of transaction:
________________________________________________________________________________
(5)      Total fee paid:
________________________________________________________________________________

( )      Fee paid with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:
________________________________________________________________________________
         (2)      Form, Schedule or Registration Statement No.:
________________________________________________________________________________
         (3)      Filing Party:
________________________________________________________________________________
         (4)      Date Filed:
________________________________________________________________________________

                       THE NOTTINGHAM INVESTMENT TRUST II
                               Capital Value Fund
                       EARNEST Partners Fixed Income Trust
                    The Brown Capital Management Equity Fund
                   The Brown Capital Management Balanced Fund
                 The Brown Capital Management Small Company Fund
             The Brown Capital Management International Equity Fund
                                 WST Growth Fund


                            116 South Franklin Street
                              Post Office Box 4365
                     Rocky Mount, North Carolina 27803-0365


                                 August 5, 2002


Dear Shareholder:

         You are cordially invited to attend a Special Meeting of Shareholders of The Nottingham Investment Trust II ("Trust") and funds listed above, each a series of the Trust, to be held at the offices of NC Shareholder Services, LLC, 116 South Franklin Street, Rocky Mount, North Carolina 27803-0365, on Wednesday, September 4, 2002 at 3:00 p.m.

         At this meeting, you will be asked to elect three (3) Trustees for the Trust and to discuss other matters of interest to you as a shareholder. The Board of Trustees of the Trust believes that the election of the nominated Trustees is in the Trust's and your best interests. The accompanying formal Notice of Meeting and Proxy Statement describe in detail the proposal on which action will be taken at this meeting. After carefully considering the proposal, the Board of Trustees recommends that you vote "FOR ALL" the nominated trustees.

         If you, like most people, lead a busy life and are tempted to put this proxy aside for another day, please do not. When shareholders do not return their proxies, their fund may incur the additional expense of follow-up solicitations. Therefore, please take a few minutes and review this proxy statement and vote your shares today.

         Whether or not you plan to attend the meeting on Wednesday, September 4, 2002 it is important that your shares be represented. To ensure that your vote is received and counted, please sign, date and return the enclosed proxy at your earliest convenience. Your vote is important regardless of the number of shares you own.

         We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,


Jack E. Brinson
Chairman of the Board of Trustees
The Nottingham Investment Trust II

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


                       THE NOTTINGHAM INVESTMENT TRUST II
                               Capital Value Fund
                       EARNEST Partners Fixed Income Trust
                    The Brown Capital Management Equity Fund
                   The Brown Capital Management Balanced Fund
                 The Brown Capital Management Small Company Fund
             The Brown Capital Management International Equity Fund
                                 WST Growth Fund


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         To be held on September 4, 2002




To the Shareholders of each series ("Funds" and, individually "Fund") of The Nottingham Investment Trust II ("Trust"):

A Special Meeting of the Shareholders ("Meeting") of the Trust will be held at the offices of NC Shareholder Services, LLC (the Trust's Dividend Disbursing and Transfer Agent), 116 South Franklin Street, Rocky Mount, North Carolina, on Wednesday, September 4, 2002, at 3:00 p.m. for the following purposes:

1.       To vote on the election of three (3) trustees of the Trust; and

2. To transact such other business as may properly come before the Meeting and any adjournments thereof.

The matters referred to above may be acted upon at said Meeting and any adjournments thereof.

This is a notice and proxy statement for the Trust and each Fund. If you own shares in more than one of the Funds (or more than one class of a Fund), you should receive a separate notice and proxy for each Fund and class.

Shareholders of record at the close of business on June 7, 2002 are entitled to vote at the Meeting.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDING IN A FUND. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY FORM AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU DESIRE TO VOTE IN PERSON AT THE MEETING, YOU MAY REVOKE YOUR PROXY.

By Order of Board of Trustees,


C. Frank Watson, III
Secretary


August 5, 2002
Date of Notice

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


                       * * * YOUR VOTE IS IMPORTANT * * *

                  PLEASE SIGN AND MAIL THE ENCLOSED PROXY CARD

                                 PROXY STATEMENT

The Board of Trustees of The Nottingham Investment Trust II ("Trust") is soliciting proxies from the shareholders of each series of the Trust for use at a special meeting of shareholders to be held on Wednesday, September 4, 2002, and at any adjournment of that meeting. The Trust has the following series:
Capital Value Fund, EARNEST Partners Fixed Income Trust, The Brown Capital Management Equity Fund, The Brown Capital Management Balanced Fund, The Brown Capital Management Small Company Fund, The Brown Capital Management
International Equity Fund and WST Growth Fund (collectively "Funds" and individually "Fund"). The Trust's principal executive offices are located at 116 South Franklin Street, Rocky Mount, North Carolina 27803. A proxy may be revoked at any time before it is voted, either in person or by written notice to the Trust or by delivery of a later-dated proxy.

Shareholders of record of the Funds at the close of business on June 7, 2002 ("Record Date") are entitled to participate in the meeting and to cast one vote for each share held. As of the Record Date, the Trust had a total of 20,307,499.694 shares of beneficial interest outstanding. The following table shows the number of shares of beneficial interest of each class of each Fund outstanding as of the Record Date:

 -------------------------------------------------------- ------------------
                                                           NUMBER OF SHARES
                               FUND OUTSTANDING              OUTSTANDING
 -------------------------------------------------------- ------------------

 -------------------------------------------------------- ------------------
 WST Growth Fund
 -------------------------------------------------------- ------------------
    Institutional Class Shares                               1,233,442.372
 -------------------------------------------------------- ------------------
    Investor Class Shares                                      166,076.210
 -------------------------------------------------------- ------------------
    Class C Shares                                              38,927.866
 -------------------------------------------------------- ------------------
 Capital Value Fund
 -------------------------------------------------------- ------------------
    Investor Class Shares                                      894,212.717
 -------------------------------------------------------- ------------------
    Class T Shares                                                   0
 -------------------------------------------------------- ------------------
 EARNEST Partners Fixed Income Trust                           582,012.786
 -------------------------------------------------------- ------------------
 The Brown Capital Management Equity Fund                      821,633.740
 -------------------------------------------------------- ------------------
 The Brown Capital Management Balanced Fund                    897,074.029
 -------------------------------------------------------- ------------------
 The Brown Capital Management Small Company Fund            14,987,614.516
 -------------------------------------------------------- ------------------
 The Brown Capital Management International Equity Fund        686,505.458
 -------------------------------------------------------- ------------------

The Funds are the entire series of the Trust. This proxy statement and accompanying materials are first being mailed to shareholders on or about August 5, 2002.

Any shareholder who desires a copy of the previously mailed Annual Report and the most recent Semi-annual Report succeeding the Annual Report relating to a Fund, if any, may obtain them upon request, without charge, by writing or calling the Trust as indicated below:

The Nottingham Investment Trust II
c/o NC Shareholder Services
116 South Franklin Street
Post Office Box 4365
Rocky Mount, North Carolina 27803-0365

Toll-Free Telephone: 1-800-773-3863

When writing or calling, please specify the name of the Fund or Funds for which you are requesting information.

                                  INTRODUCTION

This proxy statement is furnished in connection with the solicitation by the Board of Trustees ("Board") of the Trust with respect to the Funds, each a series of the Trust, of proxies to be voted at the Special Meeting of Shareholders ("Meeting") of the Trust to be held at the offices of NC Shareholder Services, LLC on Wednesday, September 4, 2002 at 3:00 p.m., and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies that instruct them to vote in favor of the proposal. Conversely, they will vote against any such adjournment any proxies that instruct them to vote against the proposal.

The Meeting is called for the following purposes:

     1.   To vote on the election of three (3) trustees of the Trust; and

     2. To transact such other business as may properly come before the meeting.

The investment advisors and certain other service providers to the Funds and their addresses are as follows:

     o Capital Investment Counsel, Inc., 17 Glenwood Avenue, Raleigh, North Carolina 27622 is the investment advisor for the Capital Value Fund.
     o EARNEST Partners Limited, LLC, 75 Fourteenth Street, Suite 2300, Atlanta, Georgia 30309 is the investment advisor for the EARNEST Partners Fixed Income Trust.
     o Brown Capital Management, Inc., 1201 N. Calvert Street, Baltimore, Maryland 21202 is the investment advisor for The Brown Capital Management Equity Fund, The Brown Capital Management Balanced Fund, The Brown Capital Management Small Company Fund and The Brown Capital Management International Equity Fund (collectively "Brown Capital Management Funds").
     o Wilbanks, Smith & Thomas Asset Management, LLC, 150 West Main Street, Suite 1700, Norfolk, Virginia 23510 is the investment advisor for the WST Growth Fund.
     o Capital Investment Group, Inc., Post Office Box 32249, Raleigh, North Carolina 27622, is the distributor for the Funds.
     o The Nottingham Company, 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802-0069, is the administrator for the Funds.
     o NC Shareholder Services, LLC, 116 South Franklin Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365, is the dividend disbursing and transfer agent for the Funds.


                                    PROPOSALS
                                    ---------

1.       ELECTION OF THREE (3) TRUSTEES OF THE TRUST

Three nominees ("Nominees") are standing for election to the Board of Trustees of the Trust: James H. Speed, Jr., Richard K. Bryant and Keith A. Lee. Mr. Speed is nominated to serve as a Trustee who is not an "interested person"
("Independent Trustee") as defined in the Investment Company Act of 1940, as amended ("1940 Act"). Messrs. Bryant and Lee are nominated to serve as Trustees who are "interested persons" as defined in the 1940 Act ("Interested Trustees").

The Board has designated the number of Trustees of the Trust as five. If all the nominees are elected, the Board will consist of three Independent Trustees, Messrs. Jack E. Brinson, J. Buckley Strandberg and Speed and two interested trustees, Messrs. Bryant and Lee. Messrs. Brinson and Strandberg currently serve on the Board and were previously elected by the shareholders in 1990 and 1992, respectively. Messrs. Brinson and Strandberg are not standing for election at the Meeting. Mr. Lee currently serves on the Board, having been appointed by the other Board members in June 2002 to fill a previous vacancy on the Board, and is presently standing for election at the Meeting. Messrs. Bryant and Speed are standing for election at the Meeting but currently do not serve on the Board.

Under Securities and Exchange Commission ("SEC") rules that became effective on July 1, 2002, Independent Trustees must constitute at least a majority of the Board of Trustees ("Majority of Independent Trustees Rule"). If all Nominees are elected to the Board of Trustees at the Meeting, three out of the five Trustees will be Independent Trustees and the Trust will remain in compliance with the Majority of Independent Trustees Rule.

If the shareholders fail to elect Mr. Speed, the Independent Trustee Nominee, to the Board at the Meeting and both Interested Trustees are elected, then only one of the Interested Trustees will be able to serve on the Board of Trustees under the Majority of Independent Trustees Rule. In that case, one of the Interested Trustees will resign and the Board of Trustees will consider alternative nominations.

If elected, each Nominee will hold office as a Trustee of the Trust without limit in time except that (a) any Trustee may resign by written instrument signed by the Trustee and delivered to the other Trustees, (b) any Trustee may be removed by written instruction, signed by at least two-thirds of the number of Trustees prior to removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any meeting of shareholders by a two-thirds vote of the outstanding voting securities of the Trust or by a written designation signed by shareholders of the Trust holding at least two thirds of the outstanding shares. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by the shareholders. If, at any time, less than a majority of the Trustees holding office have been elected by the shareholders, the Trustees will promptly call a shareholders' meeting for the purpose of electing Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.

All of the Nominees have consented to serve as Trustees. However, if any Nominee is not available for election at the time of the Meeting, the proxies may be voted for such other person(s) as shall be determined by the persons acting under the proxies in their discretion.

The enclosed Proxy will be voted "FOR ALL" three Nominees to be elected, unless such authority has been withheld in the Proxy.

Information regarding the Trustees and Nominees is set forth below.

Independent Trustee Nominee

Mr. Speed was nominated and selected by the Trust's Nominating Committee to serve as an Independent Trustee. Under SEC regulations, an Independent Trustee must be nominated and selected by the Trust's other Independent Trustees. The Nominating Committee is composed of the Trust's Independent Trustees, Messrs. Brinson and Strandberg. A description of the Trust's Nominating Committee can be found in the Trust Information section of this Proxy Statement under "Trustee Standing Committees". Mr. Speed's age, address, proposed position with the Trust, his principal occupation(s) during the past five years and other directorships he held are shown in the following table.

------------------------ -------------- --------- ------------------------------------- --------------- -------------------------
                                                                                         The Proposed
                                                                                           Number of
                           Proposed                                                     Portfolios in
                         Position(s) to  Length                                          Fund Complex
        Name, Age,        be held with  Of Time     Principal Occupation(s)             to be Overseen    Other Directorships
        and Address        Fund/Trust   Served      During Past 5 Years                  by  Nominee        Held by Nominee
------------------------ -------------- --------- ------------------------------------- --------------- -------------------------
James H. Speed, Jr., 49    Trustee        n/a     President of Speed Financial Group,         7         Independent Trustee of
11032 Brass Kettle Road                           Inc. (consulting/private                              RBC Funds, Inc. for its
Raleigh, North Carolina                           investments) since March  2000;                       six portfolios (mutual
27614                                             Senior Vice President, Chief                          funds).
                                                  Financial Officer & Treasurer of
                                                  Hardee's Food Systems, Inc. (food
                                                  service retailer) from July 1997 to
                                                  March  2000; Senior Vice President
                                                  Controller of Hardee's Food
                                                  Systems, Inc. from January  1995 to
                                                  July  1997.
------------------------ -------------- --------- ------------------------------------- --------------- -------------------------

Interested Trustee Nominees

Messrs. Bryant and Lee were nominated and selected by the Board to serve as Interested Trustees. Mr. Bryant is considered an Interested Trustee because he is an officer and principal owner of Capital Investment Group, Inc., the Funds' distributor, and of Capital Investment Counsel, Inc., the advisor of the Capital Value Fund. Mr. Lee is considered an Interested Trustee because he is an officer of Brown Capital Management, Inc., the advisor of The Brown Capital Management Funds. Messrs. Bryant's and Lee's age, address, proposed position with the Trust, length of time served, principal occupation(s) during the past five years and other directorships each held are shown in the following table.

-------------------------- -------------- ---------- ----------------------------------- --------------- -------------------------
                                                                                            Proposed
                                                                                            Number of
                             Proposed                                                     Portfolios in
                           Position(s) to  Length                                          Fund Complex
        Name, Age,         be held with    Of Time         Principal Occupation(s)        to be Overseen     Other Directorships
      And Address            Fund/Trust    Served          During Past 5 Years              by Nominee         Held by Nominee
-------------------------- -------------- ---------- ----------------------------------- --------------- -------------------------
Richard K. Bryant, 42      Trustee and    President  President of Capital Investment          7          None
Post Office Box 32249      President      since      Group, Inc. (distributor of the
Raleigh, North Carolina    of Capital     1990       Funds); Vice President of Capital
27622                      Value Fund                Investment Counsel, Inc. (advisor
                                                     of the Capital Value Fund);
                                                     President of Capital Investment
                                                     Brokerage, Inc. (broker/dealer
                                                     firm); and President of Capital
                                                     Value Fund; previously, Trustee
                                                     of the Trust from 1990 until June
                                                     2002.
-------------------------- -------------- ---------- ----------------------------------- --------------- -------------------------
Keith A. Lee, 42           Trustee and    Vice       Senior Vice President of Brown           7          None
1201 N. Calvert Street     Vice           President  Capital Management, Inc. (advisor
Baltimore, Maryland 21202  President      since      of The Brown Capital Management
                           of The         1992       Funds) and Vice President of The
                           Brown                     Brown Capital Management Funds.
                           Capital                   Trustee of the Trust since June
                           Management                2002.
                           Funds
-------------------------- -------------- ---------- ----------------------------------- --------------- -------------------------


In evaluating the Nominees, the Board and Nominating Committee took into account each Nominee's background and experience, including their familiarity with the mutual fund industry as well as their careers in business, finance, and other areas.

THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING A MAJORITY OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR ALL" OF THE NOMINEES AT THE MEETING.

2.       OTHER MATTERS

Management is not aware of any other matters that will come before the Meeting. If any other business should come before the Meeting, however, your proxy, if signed and returned, will give discretionary authority to the persons designated in it to vote according to their best judgment.

                                TRUST INFORMATION

The Board of Trustees

The Board of Trustees is responsible for the management and supervision of the Trust and Funds. The Trustees set broad policies for the Funds and choose the Funds' officers. The Trustees also approve all significant agreements between the Trust, on behalf of the Funds, and those companies that furnish services to the Funds; review performance of the Funds; and oversee activities of the Funds. During the last fiscal year, there were four (4) meetings of the Board of Trustees, with all incumbent Trustees attending at least 75% of all such meetings of the Board (and, as applicable, committees thereof).

Current Independent Trustees

-------------------------- -------------- ------- ----------------------------------- -------------- -------------------------------
                                                                                         Proposed
                                                                                        Number of
                             Proposed                                                  Portfolios in
                           Position(s) to Length                                       Fund Complex
       Name, Age,          be held with   Of Time      Principal Occupation(s)        to be Overseen       Other Directorships
      And Address            Fund/Trust   Served       During Past 5 Years              by Nominee           Held by Trustee
-------------------------- -------------- ------- ----------------------------------- -------------- -------------------------------
Jack E. Brinson, 69        Trustee,       Since   Retired; Previously, President of         7        Independent Trustee of the
116 South Franklin Street  Chairman       1990    Brinson Investment Co. (personal                   following: Gardner Lewis
Rocky Mount, North                                investments) and President of                      Investment Trust for the three
Carolina  27802                                   Brinson Chevrolet, Inc. (auto                      series of that trust; New
                                                  dealership)                                        Providence Investment Trust
                                                                                                     for the one series of that
                                                                                                     trust; Hillman Capital
                                                                                                     Management Investment Trust
                                                                                                     for the two series of that
                                                                                                     trust; and de Leon Funds Trust
                                                                                                     for the one series of that
                                                                                                     trust  (all registered
                                                                                                     investment companies)
-------------------------- -------------- ------- ----------------------------------- -------------- -------------------------------
J. Buckley Strandberg, 42  Trustee        Since   President of Standard Insurance           7        None
116 South Franklin Street                 1991    and Realty (insurance and property
Rocky Mount, North                                management)
Carolina  27802
-------------------------- -------------- ------- ----------------------------------- -------------- -------------------------------


Current Interested Trustees

-------------------------- -------------- --------- --------------------------------- -------------- -------------------------------
                                                                                        Proposed
                                                                                        Number of
                             Proposed                                                 Portfolios in
                           Position(s) to Length                                       Fund Complex
        Name, Age,         be held with   Of Time       Principal Occupation(s)       to be Overseen       Other Directorships
       And Address           Fund/Trust   Served         During Past 5 Years            by Nominee           Held by Trustee
-------------------------- -------------- --------- --------------------------------- -------------- -------------------------------
Keith A. Lee, 42           Trustee and    Trustee   Senior Vice President of Brown          7        None
1201 N. Calvert Street     Vice President since     Capital Management, Inc. (advisor
Baltimore, Maryland  21202 of The         June      of The Brown Capital Management
                           Brown          2002;     Funds)
                           Capital        Vice
                           Management     President
                           Funds          since
                                          1992
-------------------------- -------------- --------- --------------------------------- -------------- -------------------------------


Basis of Interestedness. Mr. Lee is an Interested Trustee because he is an officer of Brown Capital Management, Inc., the advisor of The Brown Capital Management Funds.

                                 OTHER OFFICERS

---------------------------- ------------- --------- -------------------------------------- -------------- ------------------------
                                                                                              Number of
                                                                                              Portfolios
                                                                                                in Fund
                              Position(s)   Length                                              Complex
        Name, Age,            held with     of Time          Principal Occupation(s)          Overseen by    Other Directorships
        and Address           Fund/Trust    Served             During Past 5 Years              Trustee         Held by Trustee
---------------------------- ------------- --------- -------------------------------------- -------------- ------------------------
Eddie C. Brown, 61           President,    Since     President of Brown Capital                  n/a               n/a
1201 N. Calvert Street       Brown         1992      Management, Inc. (advisor of the
Baltimore, Maryland  21202   Capital                 Brown Capital Management Funds),
                             Management              Trustee of the Trust from  1992
                             Funds                   until June 2002
---------------------------- ------------- --------- -------------------------------------- -------------- ------------------------
Richard K. Bryant, 42        President,    Since     President of Capital Investment             n/a               n/a
Post Office Box 32249        Capital       1990      Group, Inc. (distributor of the
Raleigh, North Carolina      Value Fund              Funds); Vice President of Capital
27622                                                Investment Counsel, Inc. (advisor of
                                                     the Capital Value Fund); President
                                                     of Capital Investment Brokerage,
                                                     Inc. (broker/dealer firm);
                                                     President of Capital Value Fund;
                                                     previously, Trustee of the Trust
                                                     from 1990 until June 2002
---------------------------- ------------- --------- -------------------------------------- -------------- ------------------------
Elmer O. Edgerton, Jr., 59   Vice          Since     President of Capital Investment             n/a               n/a
Post Office Box  32249       President,    1990      Counsel, Inc., Raleigh,
Raleigh, North Carolina      Capital                 North Carolina; Vice President of
27622                        Value Fund              Capital Investment Group, Inc.,
                                                     Raleigh, North Carolina; Vice
                                                     President of Capital Investment
                                                     Brokerage, Inc.
---------------------------- ------------- --------- -------------------------------------- -------------- ------------------------
R. Mark Fields, 49           Vice          Since     Partner of EARNEST Partners Limited,        n/a               n/a
119 S. President Street      President,    1992      LLC,  (advisor of the EARNEST
2nd Floor                    EARNEST                 Partners Fixed Income Trust), since
Jackson, MS 39201            Partners                1999; previously, Vice President of
                             Fixed                   Investek Capital Management, Inc.,
                             Income Trust            Jackson, Mississippi (former advisor
                                                     of the EARNEST Partners Fixed Income
                                                     Trust)
---------------------------- ------------- --------- -------------------------------------- -------------- ------------------------
Douglas S. Folk, 41          Vice          Since     Partner and Portfolio Manager of            n/a               n/a
75 Fourteenth Street         President,    1998      EARNEST Partners Limited, LLC, since
Suite 2300                   EARNEST                 1999; Vice President of Investek
Atlanta, GA  30309           Partners                Capital Investment, Inc., Jackson,
                             Fixed                   Mississippi, 1996 to 1999
                             Income Trust
---------------------------- ------------- --------- -------------------------------------- -------------- ------------------------
John M. Friedman, 58         Vice          Since     Partner and Portfolio Manager of            n/a               n/a
75 Fourteenth Street         President,    1992      EARNEST Partners Limited, LLC, since
Suite 2300                   EARNEST                 1999; previously, Vice President of
Atlanta, GA  30309           Partners                Investek Capital Management, Inc.,
                             Fixed                   Jackson, Mississippi
                             Income Trust
---------------------------- ------------- --------- -------------------------------------- -------------- ------------------------
Michael T. McRee, 58         President,    Since     Partner and Manager of EARNEST              n/a               n/a
119 S. President Street      EARNEST       1992      Partners Limited, LLC since 1999;
2nd Floor                    Partners                previously, President of Investek
Jackson, Mississippi  39201  Fixed                   Capital Management, Inc., Jackson,
                             Income Trust            Mississippi;  President of Investek
                                                     Timber Management (timber management
                                                     and marketing)
---------------------------- ------------- --------- -------------------------------------- -------------- ------------------------
Wayne F. Wilbanks, 41        President,    Since     President of Wilbanks, Smith & Thomas       n/a               n/a
150 West Main Street         WST           1997      Asset Management, LLC (advisor for
Suite 1700                   Growth Fund             WST Growth Fund), Norfolk, Virginia
Norfolk, Virginia  23510
---------------------------- ------------- --------- -------------------------------------- -------------- ------------------------
C. Frank Watson, III, 31     Secretary     Since     President and Chief Operating               n/a               n/a
116 South Franklin Street                  1994      Officer (since 1999) of The
Rocky Mount, North                                   Nottingham Company
Carolina  27802                                      (administrator to the Funds);
                                                     previously, Chief Operating Officer
                                                     of The Nottingham Company
---------------------------- ------------- --------- -------------------------------------- -------------- ------------------------
Julian G. Winters, 33        Treasurer     Since     Vice President-Compliance                   n/a               n/a
116 South Franklin Street                  1998      Administration  (since 1998) of The
Rocky Mount, North                                   Nottingham Company;     previously,
Carolina 27802                                       Fund Accountant of The Nottingham
                                                     Company
---------------------------- ------------- --------- -------------------------------------- -------------- ------------------------

Trustee Standing Committees. The Board of Trustees has established the following standing committees:

         Audit Committee: All of the Independent Trustees are members of the Audit Committee. The Audit Committee oversees the Funds' accounting and financial reporting policies and practices, reviews the results of the annual audits of the Funds' financial statements, and interacts with the Funds' independent auditors on behalf of all the Trustees. The Audit Committee operates pursuant to an Audit Committee Charter and meets periodically as necessary. Messrs. Brinson and Strandberg are the current members of the Audit Committee. The Audit Committee met once during the Funds' last fiscal year.

         Nominating Committee: All of the Independent Trustees are members of the Nominating Committee. The Nominating Committee nominates, selects and appoints independent trustees to fill vacancies on the Board of Trustees and to stand for election at meetings of the shareholders of the Trust. The nomination of Independent Trustees is in the sole and exclusive discretion of the Nominating Committee. The Nominating Committee meets only as necessary and did not meet during the Funds' last fiscal year. Messrs. Brinson and Strandberg are the current members of the Nominating Committee. The Nominating Committee met on April 30, 2002 to nominate Mr. Speed as a Nominee.

Selection of Independent Auditors

The 1940 Act requires that the Funds' independent auditors be selected by a majority of the Independent Trustees. One of the purposes of the Audit Committee is to recommend to the Board the selection, retention or termination of independent auditors for the Funds.

At a meeting held on March 19, 2002, the Audit Committee recommended, and the Board, including a majority of the Independent Trustees, approved the selection of Deloitte & Touche LLP ("Deloitte & Touche") as the independent auditor for each Fund of the Trust for the fiscal year to end March 31, 2003. The Board also approved of Deloitte & Touche providing tax-related services to the Funds.

Deloitte & Touche has acted as auditor of the Funds since December 1996. Representatives of Deloitte & Touche are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

Audit Fees. For the fiscal year ended March 31, 2002, the aggregate fees paid to Deloitte & Touche for professional services rendered for the audit of each Fund's annual financial statements were as indicated below.

Fund:                                                             Fee Paid
----                                                              --------
Capital Value Fund                                                $10,400
EARNEST Partners Fixed Income Trust                               $10,200
The Brown Capital Management Equity Fund                          $ 9,000
The Brown Capital Management Balanced Fund                        $ 9,000
The Brown Capital Management Small Company Fund                   $ 9,000
The Brown Capital Management International Equity Fund            $13,100
WST Growth Fund                                                   $11,300

Financial Information Systems Design and Implementation Fees. There were no fees billed by Deloitte & Touche for the most recent fiscal year for professional services rendered for financial information systems design and implementation services provided to the Funds, the Funds' advisers or entities that control, are controlled by or are under common control with the Funds' advisers that provide services to the Funds.

All Other Fees. For the fiscal year ended March 31, 2002, the aggregate fees paid to Deloitte & Touche for tax-related services rendered for each Fund were as indicated below. No other fees were paid to Deloitte & Touche by the Funds or Trust.

Fund:                                                             Fee Paid
-----                                                             --------
Capital Value Fund                                                $ 4,550
EARNEST Partners Fixed Income Trust                               $ 4,550
The Brown Capital Management Equity Fund                          $ 4,550
The Brown Capital Management Balanced Fund                        $ 4,550
The Brown Capital Management Small Company Fund                   $ 4,550
The Brown Capital Management International Equity Fund            $ 4,550
WST Growth Fund                                                   $ 4,550

The Audit Committee considered whether the non-audit services provided by Deloitte & Touche were compatible with maintaining Deloitte & Touche's audit independence and believes that such services and related fees have not impaired Deloitte & Touche's independence.

Beneficial Equity Ownership Information. The table below shows for each Trustee and Nominee the amount of each Fund's equity securities beneficially owned by such Trustee or Nominee and the aggregate value of all investments in equity securities of the Trust complex as of June 7, 2002. The values are stated using the following ranges: A = none; B = $1-$10,000; C = $10,001-$50,000; D =
$50,001-$100,000; and E = over $100,000.

----------------------------- ----------------------- ------------ ---------------------------
                                                                   Aggregate Dollar Range of
                                                        Dollar      Equity Securities in All
                                                       Range of     Funds Overseen or to be
      Name of Trustee                                   Equity      Overseen by Director or
         Or Nominee                   Funds           Securities      Nominee in Family of
                                                      in the Fund     Investment Companies
----------------------------- ----------------------- ------------ ---------------------------
                                    INDEPENDENT TRUSTEES
----------------------------- ----------------------- ------------ ---------------------------
Jack E. Brinson               Capital Value Fund           A
----------------------------- ----------------------- ------------ ---------------------------
                              EARNEST Partners Fixed       A
                              Income Trust
----------------------------- ----------------------- ------------ ---------------------------
                              The Brown Capital            A
                              Management Equity Fund
----------------------------- ----------------------- ------------ ---------------------------
                              The Brown Capital            A
                              Management Balanced
                              Fund
----------------------------- ----------------------- ------------ ---------------------------
                              The Brown Capital            A
                              Management Small
                              Company Fund
----------------------------- ----------------------- ------------ ---------------------------
                              The Brown Capital            A
                              Management
                              International Equity
                              Fund
----------------------------- ----------------------- ------------ ---------------------------
                              WST Growth Fund              A
----------------------------- ----------------------- ------------ ---------------------------
                                                                                A
----------------------------- ----------------------- ------------ ---------------------------
J. Buckley Strandberg         Capital Value Fund           B
----------------------------- ----------------------- ------------ ---------------------------
                              EARNEST Partners             A
                              Fixed Income Trust
----------------------------- ----------------------- ------------ ---------------------------
                              The Brown Capital            A
                              Management Equity Fund
----------------------------- ----------------------- ------------ ---------------------------
                              The Brown Capital            A
                              Management Balanced
                              Fund
----------------------------- ----------------------- ------------ ---------------------------
                              The Brown Capital            B
                              Management Small
                              Company Fund
----------------------------- ----------------------- ------------ ---------------------------
                              The Brown Capital            A
                              Management
                              International Equity
                              Fund
----------------------------- ----------------------- ------------ ---------------------------
                              WST Growth Fund              A
----------------------------- ----------------------- ------------ ---------------------------
                                                                               B
----------------------------- ----------------------- ------------ ---------------------------

----------------------------- ----------------------- ------------ ---------------------------
                                                                   Aggregate Dollar Range of
                                                        Dollar      Equity Securities in All
                                                       Range of     Funds Overseen or to be
      Name of Trustee                                   Equity      Overseen by Director or
         Or Nominee                   Funds           Securities      Nominee in Family of
                                                      in the Fund     Investment Companies
----------------------------- ----------------------- ------------ ---------------------------
                                INDEPENDENT TRUSTEE NOMINEES
----------------------------------------------------------------------------------------------
James H. Speed, Jr.           Capital Value Fund           A
----------------------------- ----------------------- ------------ ---------------------------
                              EARNEST Partners             A
                              Fixed Income Trust
----------------------------- ----------------------- ------------ ---------------------------
                              The Brown Capital            A
                              Management Equity Fund
----------------------------- ----------------------- ------------ ---------------------------
                              The Brown Capital            A
                              Management Balanced
                              Fund
----------------------------- ----------------------- ------------ ---------------------------
                              The Brown Capital            A
                              Management Small
                              Company Fund
----------------------------- ----------------------- ------------ ---------------------------
                              The Brown Capital            A
                              Management
                              International Equity
                              Fund
----------------------------- ----------------------- ------------ ---------------------------
                              WST Growth Fund              A
----------------------------- ----------------------- ------------ ---------------------------
                                                                               A
----------------------------- ----------------------- ------------ ---------------------------
                                 INTERESTED TRUSTEE NOMINEES
----------------------------- ----------------------- ------------ ---------------------------
Richard K. Bryant             Capital Value Fund           C
----------------------------- ----------------------- ------------ ---------------------------
                              EARNEST Partners             A
                              Fixed Income Trust
----------------------------- ----------------------- ------------ ---------------------------
                              The Brown Capital            A
                              Management Equity Fund
----------------------------- ----------------------- ------------ ---------------------------
                              The Brown Capital            A
                              Management Balanced
                              Fund
----------------------------- ----------------------- ------------ ---------------------------
                              The Brown Capital            A
                              Management Small
                              Company Fund
----------------------------- ----------------------- ------------ ---------------------------
                              The Brown Capital            A
                              Management
                              International Equity
                              Fund
----------------------------- ----------------------- ------------ ---------------------------
                              WST Growth Fund              A
----------------------------- ----------------------- ------------ ---------------------------
                                                                               C
----------------------------- ----------------------- ------------ ---------------------------


                                       9

----------------------------- ----------------------- ------------ ---------------------------
Keith A. Lee*                 Capital Value Fund           A
----------------------------- ----------------------- ------------ ---------------------------
                              EARNEST Partners             A
                              Fixed Income Trust
----------------------------- ----------------------- ------------ ---------------------------
                              The Brown Capital            A
                              Management Equity Fund
----------------------------- ----------------------- ------------ ---------------------------
                              The Brown Capital            E
                              Management Balanced
                              Fund
----------------------------- ----------------------- ------------ ---------------------------
                              The Brown Capital            A
                              Management Small
                              Company Fund
----------------------------- ----------------------- ------------ ---------------------------
                              The Brown Capital            A
                              Management
                              International Equity
                              Fund
----------------------------- ----------------------- ------------ ---------------------------
                              WST Growth Fund              A
----------------------------- ----------------------- ------------ ---------------------------
                                                                               E
----------------------------- ----------------------- ------------ ---------------------------

         *Mr.  Lee is also an officer of Brown  Capital  Management,  Inc.,  the advisor ("Advisor") for the Brown Capital Management Funds. He indirectly beneficially owns shares of The Brown Capital Management Balanced Fund through the Advisor.

As of June 7, 2002, the following Trustees, Nominees and officers of the Trust were known by the Trust to beneficially own shares of the Funds as indicated in the tables below, as determined in accordance with Rule 13d-3 of the Exchange
Act:

                               CAPITAL VALUE FUND
                                (Investor Class)

------------------------------------------ ------------------------ -------------------- -------------------
                                                                        Percent of          Percent of
Name and Position of                        Amount and Nature of        Fund Shares         Trust Shares
Beneficial Owner                            Beneficial Ownership        Outstanding         Outstanding
------------------------------------------ ------------------------ -------------------- -------------------
Jack E. Brinson, Trustee                              0                      0                   0
------------------------------------------ ------------------------ -------------------- -------------------
J. Buckley Strandberg, Trustee                     737.008             less than 1%         less than 1%
------------------------------------------ ------------------------ -------------------- -------------------
Richard K. Bryant, Trustee Nominee and
President                                        4,859.281*            less than 1%         less than 1%
------------------------------------------ ------------------------ -------------------- -------------------
Keith A. Lee, Trustee Nominee                         0                      0                   0
------------------------------------------ ------------------------ -------------------- -------------------
James H. Speed, Jr., Trustee Nominee                  0                      0                   0
------------------------------------------ ------------------------ -------------------- -------------------
Trustees and Executive Officers of the
Trust as a Group                                 5,596.289             less than 1%         less than 1%
------------------------------------------ ------------------------ -------------------- -------------------

 *Includes 1,428.34 shares owned by Mr. Bryant's minor children.

                       EARNEST PARTNERS FIXED INCOME TRUST

------------------------------------------ ------------------------ -------------------- -------------------
                                                                        Percent of          Percent of
Name and Position of                        Amount and Nature of        Fund Shares         Trust Shares
Beneficial Owner                            Beneficial Ownership        Outstanding         Outstanding
------------------------------------------ ------------------------ -------------------- -------------------
Jack E. Brinson, Trustee                              0                      0                   0
------------------------------------------ ------------------------ -------------------- -------------------
J. Buckley Strandberg, Trustee                        0                      0                   0
------------------------------------------ ------------------------ -------------------- -------------------
Richard K. Bryant, Trustee Nominee                    0                      0                   0
------------------------------------------ ------------------------ -------------------- -------------------
Keith A. Lee, Trustee Nominee                         0                      0                   0
------------------------------------------ ------------------------ -------------------- -------------------
James H. Speed, Jr., Trustee Nominee                  0                      0                   0
------------------------------------------ ------------------------ -------------------- -------------------
Michael T. McRee, President                           0                      0                   0
------------------------------------------ ------------------------ -------------------- -------------------
Trustees and Executive Officers of the
Trust as a Group                                      0                      0                   0
------------------------------------------ ------------------------ -------------------- -------------------

                    THE BROWN CAPITAL MANAGEMENT EQUITY FUND

------------------------------------------ ------------------------- ------------------- -------------------
                                                                        Percent of          Percent of
Name and Position of                        Amount and Nature of        Fund Shares         Trust Shares
Beneficial Owner                            Beneficial Ownership        Outstanding         Outstanding
------------------------------------------ ------------------------- ------------------- -------------------
Jack E. Brinson, Trustee                              0                      0                   0
------------------------------------------ ------------------------- ------------------- -------------------
J. Buckley Strandberg, Trustee                        0                      0                   0
------------------------------------------ ------------------------- ------------------- -------------------
Richard K. Bryant, Trustee Nominee                    0                      0                   0
------------------------------------------ ------------------------- ------------------- -------------------
Keith A. Lee, Trustee Nominee                         0                      0                   0
------------------------------------------ ------------------------- ------------------- -------------------
James H. Speed, Jr., Trustee Nominee                  0                      0                   0
------------------------------------------ ------------------------- ------------------- -------------------
Eddie C. Brown, President                        427,062.376*              51.98%              2.10%
------------------------------------------ ------------------------- ------------------- -------------------
Trustees and Executive Officers of the
Trust as a Group                                 427,062.396               51.98%              2.10%
------------------------------------------ ------------------------- ------------------- -------------------

*Includes  399,235.983 shares owned by Brown Family Limited Partnership of which
 Mr. Brown is partial beneficial owner; 17,758.146 shares owned by Irrevocable Trust of Eddie Brown dated 12/98 of which Mr. Brown is a partial beneficial owner; 2,012.355 shares owned by Eddie Brown IRS R/O of which Mr. Brown is a partial beneficial owner; 3,038.332 shares owned jointly with Mr. Brown's wife, Carmen S. Brown; 3,533.384 shares owned directly by Carmen S. Brown; and
 1,484.176 shares owned by Carmen S. Brown IRS R/O of which Mr. Brown is a partial beneficial owner.


                   THE BROWN CAPITAL MANAGEMENT BALANCED FUND

------------------------------------------ ------------------------- ------------------- -------------------
                                                                        Percent of          Percent of
Name and Position of                        Amount and Nature of        Fund Shares         Trust Shares
Beneficial Owner                            Beneficial Ownership        Outstanding         Outstanding
------------------------------------------ ------------------------- ------------------- -------------------
Jack E. Brinson, Trustee                              0                      0                   0
------------------------------------------ ------------------------- ------------------- -------------------
J. Buckley Strandberg, Trustee                        0                      0                   0
------------------------------------------ ------------------------- ------------------- -------------------
Richard K. Bryant, Trustee Nominee                    0                      0                   0
------------------------------------------ ------------------------- ------------------- -------------------
Keith A. Lee, Trustee Nominee                         0                      0                   0
------------------------------------------ ------------------------- ------------------- -------------------
James H. Speed, Jr., Trustee Nominee                  0                      0                   0
------------------------------------------ ------------------------- ------------------- -------------------
Eddie C. Brown, President                             0                      0                   0
------------------------------------------ ------------------------- ------------------- -------------------
Trustees and Executive Officers of the
Trust as a Group                                      0                      0                   0
------------------------------------------ ------------------------- ------------------- -------------------

                 THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

------------------------------------------ ------------------------- ------------------- -------------------
                                                                        Percent of          Percent of
Name and Position of                        Amount and Nature of        Fund Shares         Trust Shares
Beneficial Owner                            Beneficial Ownership        Outstanding         Outstanding
------------------------------------------ ------------------------- ------------------- -------------------
Jack E. Brinson, Trustee                              0                      0                   0
------------------------------------------ ------------------------- ------------------- -------------------
J. Buckley Strandberg, Trustee                     13.097*              less than 1%        less than 1%
------------------------------------------ ------------------------- ------------------- -------------------
Richard K. Bryant, Trustee Nominee                    0                      0                   0
------------------------------------------ ------------------------- ------------------- -------------------
Keith A. Lee, Trustee Nominee                         0                      0                   0
------------------------------------------ ------------------------- ------------------- -------------------
James H. Speed, Jr., Trustee Nominee                  0                      0                   0
------------------------------------------ ------------------------- ------------------- -------------------
Eddie C. Brown, President                        69,640.262**           less than 1%        less than 1%
------------------------------------------ ------------------------- ------------------- -------------------
Trustees and Executive Officers of the
Trust as a Group                                 69,653.359             less than 1%        less than 1%
------------------------------------------ ------------------------- ------------------- -------------------

 *Shares owned by Mr. Strandberg's minor child.
**Includes  57,371.653 shares owned by Brown Family Limited Partnership of which
  Mr. Brown is a partial beneficial owner; 6,122.620 shares owned by Irrevocable Trust of Eddie Brown dated 12/98 of which Mr. Brown is a partial beneficial owner; 462.379 shares owned by Eddie Brown IRA R/O of which Mr. Brown is a partial beneficial owner; 837.065 shares owned jointly with Mr. Brown's wife, Carmen S. Brown; 466.512 shares owned by Carmen S. Brown IRA R/O of which Mr. Brown is a partial beneficial owner, and 4,380.03 shares owned by Eddie C. Brown IRR Trust FBO Elias C. Ramos of which Mr. Brown has a partial beneficial interest.


             THE BROWN CAPITAL MANAGEMENT INTERNATIONAL EQUITY FUND

------------------------------------------ ------------------------- ------------------- -------------------
                                                                        Percent of          Percent of
Name and Position of                        Amount and Nature of        Fund Shares         Trust Shares
Beneficial Owner                            Beneficial Ownership        Outstanding         Outstanding
------------------------------------------ ------------------------- ------------------- -------------------
Jack E. Brinson, Trustee                              0                      0                   0
------------------------------------------ ------------------------- ------------------- -------------------
J. Buckley Strandberg, Trustee                        0                      0                   0
------------------------------------------ ------------------------- ------------------- -------------------
Richard K. Bryant, Trustee Nominee                    0                      0                   0
------------------------------------------ ------------------------- ------------------- -------------------
Keith A. Lee, Trustee Nominee                         0                      0                   0
------------------------------------------ ------------------------- ------------------- -------------------
James H. Speed, Jr., Trustee Nominee                  0                      0                   0
------------------------------------------ ------------------------- ------------------- -------------------
Eddie C. Brown, President                        95,768.190*               13.95%           less than 1%
------------------------------------------ ------------------------- ------------------- -------------------
Trustees and Executive Officers of the
Trust as a Group                                 95,768.190                13.95%           less than 1%
------------------------------------------ ------------------------- ------------------- -------------------

* Includes 20,225.919 shares owned by Brown Family Limited Partnership of which Mr. Brown is a partial beneficial owner; 910.661 shares owned by Irrevocable Trust of Eddie Brown dated 12/98 of which Mr. Brown is a partial beneficial owner; 72,414.630 shares owned jointly with Mr. Brown's wife, Carmen S. Brown; 1,034.495 shares owned directly by Carmen S. Brown of which Mr. Brown is a partial beneficial owner; and 1,182.485 shares owned by Eddie C. Brown IRR Trust FBO Elias C. Ramos of which Mr. Brown has a partial beneficial interest.

                                 WST GROWTH FUND
                              (Institutional Class)

------------------------------------------ ------------------------- ------------------- -------------------
                                                                        Percent of          Percent of
Name and Position of                        Amount and Nature of        Fund Shares         Trust Shares
Beneficial Owner                            Beneficial Ownership        Outstanding         Outstanding
------------------------------------------ ------------------------- ------------------- -------------------
Jack E. Brinson, Trustee                              0                      0                   0
------------------------------------------ ------------------------- ------------------- -------------------
J. Buckley Strandberg, Trustee                        0                      0                   0
------------------------------------------ ------------------------- ------------------- -------------------
Richard K. Bryant, Trustee Nominee                    0                      0                   0
------------------------------------------ ------------------------- ------------------- -------------------
Keith A. Lee, Trustee Nominee                         0                      0                   0
------------------------------------------ ------------------------- ------------------- -------------------
James H. Speed, Jr., Trustee Nominee                  0                      0                   0
------------------------------------------ ------------------------- ------------------- -------------------
Wayne F. Wilbanks, President                     109,868.730*              8.91%            less than 1%
------------------------------------------ ------------------------- ------------------- -------------------
Trustees and Executive Officers of the
Trust as a Group                                 109,868.730               8.91%            less than 1%
------------------------------------------ ------------------------- ------------------- -------------------

*Includes  10,381.805 shares owned by W&A Partnership of which Mr. Wilbanks is a partial beneficial owner; 3,635.321 shares owned jointly with Mr. Wilbanks' wife, Ashlin Wilbanks; 40,382.699 shares owned by Mr. Wilbanks' minor children; 2,138.471 shares owned directly by Ashlin Wilbanks; 5,346.377 shares owned by Wayne F. Wilbanks IRA of which Mr. Wilbanks is a partial beneficial owner;
 28,100.191 shares owned by George Wilbanks Educational Trust of which Mr. Wilbanks is trustee and has voting and investment power; and 19,883.861 shares owned by Elizabeth Wilbanks Educational Trust of which Mr. Wilbanks is trustee and has voting and investment power.


                                 WST GROWTH FUND
                                (Investor Class)

------------------------------------------ ------------------------- ------------------- -------------------
                                                                        Percent of          Percent of
Name and Position of                        Amount and Nature of        Fund Shares         Trust Shares
Beneficial Owner                            Beneficial Ownership        Outstanding         Outstanding
------------------------------------------ ------------------------- ------------------- -------------------
Jack E. Brinson, Trustee                              0                      0                   0
------------------------------------------ ------------------------- ------------------- -------------------
J. Buckley Strandberg, Trustee                        0                      0                   0
------------------------------------------ ------------------------- ------------------- -------------------
Richard K. Bryant, Trustee Nominee                    0                      0                   0
------------------------------------------ ------------------------- ------------------- -------------------
Keith A. Lee, Trustee Nominee                         0                      0                   0
------------------------------------------ ------------------------- ------------------- -------------------
James H. Speed, Jr., Trustee Nominee                  0                      0                   0
------------------------------------------ ------------------------- ------------------- -------------------
Wayne F. Wilbanks, President                        9.815*              less than 1%        less than 1%
------------------------------------------ ------------------------- ------------------- -------------------
Trustees and Executive Officers of the
Trust as a Group                                    9.815               less than 1%        less than 1%
------------------------------------------ ------------------------- ------------------- -------------------

 *Shares owned jointly with Mr. Wilbanks' wife.

                                 WST GROWTH FUND
                                    (Class C)

------------------------------------------ ------------------------- ------------------- -------------------
                                                                        Percent of          Percent of
Name and Position of                        Amount and Nature of        Fund Shares         Trust Shares
Beneficial Owner                            Beneficial Ownership        Outstanding         Outstanding
------------------------------------------ ------------------------- ------------------- -------------------
Jack E. Brinson, Trustee                              0                      0                   0
------------------------------------------ ------------------------- ------------------- -------------------
J. Buckley Strandberg, Trustee                        0                      0                   0
------------------------------------------ ------------------------- ------------------- -------------------
Richard K. Bryant, Trustee Nominee                    0                      0                   0
------------------------------------------ ------------------------- ------------------- -------------------
Keith A. Lee, Trustee Nominee                         0                      0                   0
------------------------------------------ ------------------------- ------------------- -------------------
James H. Speed, Jr., Trustee Nominee                  0                      0                   0
------------------------------------------ ------------------------- ------------------- -------------------
Wayne F. Wilbanks, President                        7.663*              less than 1%        less than 1%
------------------------------------------ ------------------------- ------------------- -------------------
Trustees and Executive Officers of the
Trust as a Group                                    7.663               less than 1%        less than 1%
------------------------------------------ ------------------------- ------------------- -------------------

* Shares owned by Wilbanks, Smith & Thomas, LLC of which Mr. Wilbanks is an officer and a partial beneficial owner.


                       THE NOTTINGHAM INVESTMENT TRUST II

------------------------------------------ ---------------------- -------------------
                                                                     Percent of
Name and Position of                        Amount and Nature of    Trust Shares
Beneficial Owner                            Beneficial Ownership     Outstanding
------------------------------------------ ---------------------- -------------------
Jack E. Brinson, Trustee                              0                   0
------------------------------------------ ---------------------- -------------------
J. Buckley Strandberg, Trustee                      750.105          less than 1%
------------------------------------------ ---------------------- -------------------
Richard K. Bryant, Trustee Nominee &
President of Capital Value Fund                   4,859.281          less than 1%
------------------------------------------ ---------------------- -------------------
Keith A. Lee, Trustee Nominee                         0                   0
------------------------------------------ ---------------------- -------------------
James H. Speed, Jr., Trustee Nominee                  0                   0
------------------------------------------ ---------------------- -------------------
Michael T. McRee, President, EARNEST
Partners Fixed Income Trust                           0                   0
------------------------------------------ ---------------------- -------------------
Eddie C. Brown, President, Brown Capital
Management Funds                                592,470.828             2.92%
------------------------------------------ ---------------------- -------------------
Wayne F. Wilbanks, President, WST Growth
Fund                                            109,886.208          less than 1%
------------------------------------------ ---------------------- -------------------
Trustees and Executive Officers of the
Trust as a Group                                707,966.422             3.49%
------------------------------------------ ---------------------- -------------------

As of June 7, 2002, to the best knowledge of the Trust, the following persons were known by the Trust to own beneficially five percent (5%) or more of a class of outstanding shares of the Funds, as determined in accordance with Rule 13d-3 under the Securities Act of 1934, as amended ("Exchange Act"):

                               CAPITAL VALUE FUND

Name and Address of                        Amount and Nature of
Beneficial Owner                           Beneficial Ownership         Percent
----------------                           --------------------         -------

                              INVESTOR CLASS SHARES
Sterne Agee & Leach, Inc.                  235,486.171 shares           26.334%*
A/C 1909-6469
813 Shades Creek Parkway, Suite 100B
Birmingham, AL  35209

Sterne Agee & Leach, Inc.**                175,685.714 shares           19.647%
A/C 1946-6501
813 Shades Creek Parkway, Suite 100B
Birmingham, AL  35209

Sterne Agee & Leach, Inc.***                47,719.297 shares            5.336%
A/C 1936-5905
813 Shades Creek Parkway, Suite 100B
Birmingham, AL  35209

   * Deemed a "control person" of the Fund as defined by applicable SEC regulations.
   ** These shares are held for Olcoba Company which holds such shares as trustee for Bryant Electric Supply, Inc. 401(k)/Profit Sharing Trust, Bryant Supply Company, Inc. 401(k)/Profit Sharing Trust, and MidSouth Electric Corp. 401(k)/Profit Sharing Trust, all of Post Office Box 1000, Lowell, North Carolina 28098-1000.
   ***These  shares are held for Harry M. Bryant,  Post Office Box 940,  Lowell,
      North Carolina 28098.


                       EARNEST PARTNERS FIXED INCOME TRUST



Name and Address of                        Amount and Nature of
Beneficial Owner                           Beneficial Ownership          Percent
----------------                           --------------------          -------
Laurie H. McRee                             113,956.562 shares           19.580%
1611 Devine Street
Jackson, MS  39202

Wells Fargo Bank                             79,210.696 shares           13.610%
fbo MBHS Foundation
P.O. Box 1533
Minneapolis, MN  55480-1533

Nancy S. Speed                               66,096.662 shares           11.357%
1220 Luse Road
Benton, MS  39039

Field Co-operative Association, Inc.         35,748.390 shares            6.142%
Attn: Betty May
P.O. Box 5054
Jackson, MS  39296-5054

                    THE BROWN CAPITAL MANAGEMENT EQUITY FUND



Name and Address of                        Amount and Nature of
Beneficial Owner                           Beneficial Ownership        Percent
----------------                           --------------------        ------
Brown Family Limited Partnership,          399,235.983 shares          48.591%**
A Maryland Limited Partnership *
11102 Old Carriage Road
Glen Arm, Maryland  21057

Chris E. Dishman                            67,137.496 shares           8.171%
Karen T. Dishman
5019 Mariposa Circle
Fresno, Texas  77545

George B. Delaplaine, III                   51,751.997 shares           6.299%
16151 Elliott Parkway
Williamsport, MD  21795


   *Controlled by Eddie C. Brown, a former Trustee and a present  control person of the advisor of The Fund, and C. Sylvia Brown.
  **Deemed a "control person" of the Fund as defined by applicable SEC regulations.



                   THE BROWN CAPITAL MANAGEMENT BALANCED FUND



Name and Address of                        Amount and Nature of
Beneficial Owner                           Beneficial Ownership          Percent
----------------                           --------------------          -------
Brown Capital Management, Inc. Money       204,316.534 shares            22.776%
Purchase Pension & Profit Sharing Trust
1201 North Calvert Street
Baltimore, Maryland  21202

Great West Life & Annuity                  132,830.715 shares            14.807%
401(k) Plan
8515 E. Orchard Road
Englewood, Colorado  80111

Trustlynx & Co.                            106,073.436 shares            11.824%
ID# T28
Post Office Box 173736
Denver, Colorado  80217-3736

Charles S. Thurston IRA                     84,697.825 shares             9.442%
701 North St. Mary's St. #35
San Antonio, Texas  78205

Raymond Haysbert IRA                        50,273.907 shares             5.604%
3300 Hillen Road
Baltimore, Maryland  21218

                 THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND



Name and Address of                        Amount and Nature of
Beneficial Owner                           Beneficial Ownership          Percent
----------------                           --------------------          -------
Charles Schwab Omnibus Account             3,280,317.524 shares          21.890%
101 Montgomery Street
San Francisco, California  94104

Coors Retirement Plan                      1,424,341.272 shares           9.504%
Coors Brewing Company
Post Office Box 4030
Golden, Colorado  80401

Nationwide Insurance Company               1,363,198.279 shares           9.095%
NACO
Post Office Box 182029
Columbus, Ohio  43218-2029

Nationwide Insurance Company               1,301,710.921 shares           8.690%
c/o IPO Portfolio Accounting
Post Office Box 182029
Columbus, Ohio  43218

American Express Trust                     1,145,022.920 shares           7.640%
Retirement Service Plans
50534 AXP Financial Center
Minneapolis, MN  55474


             THE BROWN CAPITAL MANAGEMENT INTERNATIONAL EQUITY FUND



Name and Address of                        Amount and Nature of
Beneficial Owner                           Beneficial Ownership         Percent
----------------                           --------------------         -------
Delaplaine B. Trust,                       175,913.791 shares           25.625%*
A Maryland Trust
c/o Allfirst Trust Company
Post Office Box 1596
Baltimore, Maryland  21203

Carmen & Eddie Brown, JTWROS                72,414.630 shares           10.548%
11102 Old Carriage Road
Glen Arm, Maryland  21057

Brown Capital Management, Inc. Investment   71,387.692 shares           10.399%
Option Plan
1201 North Calvert Street
Baltimore, Maryland  21202

Delaplaine 1989 Family Trust                70,586.430 shares           10.282%
c/o Allfirst Trust Company
Post Office Box 1596
Baltimore, Maryland  21203

Delaplaine D Trust                          55,984.950 shares            8.155%
c/o Allfirst Trust Company
Post Office Box 1596
Baltimore, Maryland  21203

Suntrust                                    41,942.595 shares            6.110%
fbo Energetics Inc. PSPT
Post Office Box 105870
Center 3144
Atlanta, Georgia  30348-5870


   *Deemed a "control person" of the Fund as defined by applicable SEC regulations.

                                 WST GROWTH FUND

Name and Address of                        Amount and Nature of
Beneficial Owner                           Beneficial Ownership         Percent
----------------                           --------------------         -------
                           INSTITUTIONAL CLASS SHARES
Charles Schwab & Co., Inc.,                501,194.160 shares           40.634%*
a Delaware Corporation
fbo Our Customers
Attn: Mutual Funds
101 Montgomery St.
San Francisco, California  94104


Post & Co. # 016009                        185,692.007 shares           15.055%
c/o The Bank of New York
Mutual Fund Department
Post Office Box 1066
Wall Street Station
New York, New York  10268

  *Deemed a "control person" of the Fund as defined by applicable SEC regulations. The Fund believes that such entity does not have beneficial ownership of such shares.


                              INVESTOR CLASS SHARES
Sterne Agee & Leach, Inc.                  11,907.813 shares             7.170%
813 Shades Creek Parkway,
Suite 100B
Birmingham, AL  35209

Wachovia Securities, Inc.                  10,850.019 shares             6.533%
P.O. Box 1220
Charlotte, NC  28201-1220

Scott & Stringfellow, Inc.                 10,516.575 shares             6.332%
FBO DFH Properties, LLC
2726 Croasdaile Drive, Suite 101
Durham, NC  27705

Wachovia Securities, Inc                   10,471.204 shares             6.305%
FBO Carolyn S. Thomas
P.O. Box 1220
Charlotte, NC  28201-1220


                                 CLASS C SHARES
Wachovia Securities, Inc.                  8,669.843 shares             22.270%
fbo WMW Realty, Inc.
Post Office Box 1220
Charlotte, North Carolina  28201

Matthew Bartucci                           5,559.391 shares             14.281%
c/o Mesirow Financial Inc.
350 North Clark Street
Chicago, Illinois  60610-4796

Kristen Bartucci                           5,173.869 shares             13.291%
c/o Mesirow Financial Inc.
350 North Clark Street
Chicago, Illinois  60610-4796

Carolyn Bartucci                           5,173.869 shares             13.291%
c/o Mesirow Financial Inc.
350 North Clark Street
Chicago, Illinois  60610-4796

Legg Mason Wood Walker                     4,212.951 shares             10.823%
Account #435-70473-17
Post Office Box 1476
Baltimore, Maryland  21202

Legg Mason Wood Walker                     3,040.990 shares              7.812%
Account #435-70465-17
Post Office Box 1476
Baltimore, Maryland  21202

Wachovia Securities, Inc.                  2,528.736 shares              6.500%
fbo 549-00625-19
Post Office Box 1220
Charlotte, North Carolina  28201-1220


Trustee and Officer Compensation. The officers of the Trust do not receive compensation from the Trust for performing the duties of their offices. Each Trustee who is not an "interested person" of the Trust receives a fee of $2,000 each year, plus $250 per series of the Trust per meeting attended in person or $100 per series of the Trust per meeting attended by telephone. All Trustees are reimbursed for out-of-pocket expenses incurred in connection with attendance at meetings. The following compensation table for the Trustees is based on figures for the last fiscal year ended March 31, 2002. Each Trustee serves as a Trustee for each of the Funds of the Trust.

                                                 Pension
                                                 Or Retirement         Total
                                Aggregate        Benefits Accrued      Estimated
                                Compensation     As                    Annual              Compensation  from
Name of Person,                 from each        Part of Fund          Benefits Upon       the Fund and Trust
Position                        Fund             Expenses              Retirement          Paid to Trustees
--------                        ----             --------              ----------          ----------------
                                                   Independent Trustees
Jack E. Brinson, Trustee       $1,286            None                  None                $9,000

J. Buckley Strandberg, Trustee $1,136            None                  None                $7,950

                                                    Interested Trustees
Richard K. Bryant*              None             None                  None                None

Eddie C. Brown*                 None             None                  None                None



*Messrs. Bryant and Brown resigned as Trustees effective June 18, 2002.

Solicitation of Proxies. Proxies will be solicited by mail by the Board, and the cost of solicitation will be paid by the Trust. Additional solicitation may be made by mail, personal interview, telephone, and telegraph by personnel of the Trust, the Funds' advisors or distributor who will not receive any additional compensation for such activities.

Shareholder Proposals. The Trust does not hold regular or annual meetings of its shareholders. Proposals of shareholders that are intended to be presented at a future shareholders' meeting must be received by the Trust by a reasonable time prior to the Trust's solicitation of proxies relating to such future meeting. Shareholder proposals must meet the requirements of Rule 14a-8 under the

Exchange Act and the Trust's Amended and Restated Declaration of Trust and Bylaws and there is no guarantee that any proposal will be presented at a shareholders' meeting. The Trust has no process by which shareholders may suggest nominees for Trustee elections.

Annual Report. The Trust's Annual Reports to shareholders of the Funds for the fiscal year ended March 31, 2002 were mailed to shareholders between the 28th and 30th of May 2002. Any shareholder who desires an additional copy of an Annual Report may obtain it upon request (without charge) by contacting NC Shareholder Services, LLC, 116 South Franklin Street, Post Office Box 4365, Rocky Mount, North Carolina, 27803-0365, or by calling 1-800-773-3863.

Quorum Voting. With respect to each item to be voted on, the holders of a majority of the shares issued and outstanding and entitled to vote concerning each item, present in person or represented by proxy, shall be required to constitute a quorum of the Meeting for the transaction of business. If such quorum is not present or represented by proxy at the Meeting, the shareholders entitled to vote, present in person or represented by proxy, may adjourn the Meeting from time to time without notice other than announcement at the meeting, until a quorum is present or represented. At such adjourned meeting at which a quorum is present or represented, any business may be transacted which might have been transacted at the Meeting as originally notified. The persons named as proxies will vote in favor of any such adjournment to the extent they hold proxies voting in favor of the proposals submitted to a vote at the Meeting and if they determine that such adjournment and additional solicitation are reasonable and in the interest of the shareholders of the Trust.

Each valid proxy will be voted in accordance with the instructions on the proxy and as the persons named in the proxy determine on such other business as may come before the Meeting. If no instructions are given on the proxy (but the proxy is executed), it will be voted "FOR ALL" on the proposal. Any shareholder may revoke his or her proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Trust at the offices of The Nottingham Company at 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802-0069, or by signing another proxy of a later date and submitting the later proxy before the Meeting or by personally casting his or her vote at the Meeting.

Required Vote. Approval of Proposal No. 1 requires the affirmative vote of a plurality of all votes cast at the Meeting, provided that a majority of the shares entitled to vote are present in person or by proxy at the Meeting.

Abstentions and "broker non-votes" will not be counted as cast for or against the proposal but will be counted for purposes of determining whether a quorum is present. The Trust believes that brokers who hold shares as record owners for beneficial owners have the authority under the rules of the various stock exchanges to vote those shares with respect to the proposal when they have not received instructions from beneficial owners.



PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

         The following general rules for signing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

     1. INDIVIDUAL ACCOUNTS: sign your name exactly as it appears in the registration on the proxy card.

     2. JOINT ACCOUNTS: either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

     3. ALL OTHER ACCOUNTS: the capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

          Registration                                           Valid Signature

  CORPORATE ACCOUNTS
      (1)  ABC Corp........................................  ABC Corp. John Doe, Treasurer
      (2)  ABC Corp........................................  John Doe, Treasurer
      (3)  ABC Corp. c/o John Doe..........................  John Doe, Treasurer
      (4)  ABC Corp. Profit Sharing Plan...................  John Doe, Trustee

  PARTNERSHIP ACCOUNTS
      (1)  The ABC Partnership.............................  Jane B. Smith, Partner
      (2)  Smith and Jones, Limited Partnership............  Jane B. Smith, General Partner

  TRUST ACCOUNTS
      (1)  ABC Trust.......................................  Jane B. Doe, Trustee
      (2)  Jane B. Doe, Trustee u/t/d 12/28/78.............  Jane B. Doe, Trustee

  CUSTODIAL OR ESTATE ACCOUNTS
      (1)  John B. Smith, Cust. f/b/o John B. Smith, Jr.
              UGMA/UTMA....................................  John B. Smith
      (2)  Estate of John B. Smith.........................  John B. Smith, Jr., Executor

                       THE NOTTINGHAM INVESTMENT TRUST II
                               Capital Value Fund
                       EARNEST Partners Fixed Income Trust
                    The Brown Capital Management Equity Fund
                   The Brown Capital Management Balanced Fund
                 The Brown Capital Management Small Company Fund
             The Brown Capital Management International Equity Fund
                                 WST Growth Fund

              SPECIAL MEETING OF SHAREHOLDERS ON SEPTEMBER 4, 2002
               PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints C. Frank Watson, III and Julian G. Winters, and each of them, as proxies with full power of substitution to act for and vote on behalf of the undersigned all shares of the above referenced funds, which the undersigned would be entitled to vote if personally present at the Special Meeting of Shareholders to be held at the offices of N.C. Shareholder Services, LLC, the Trust's dividend and transfer agent, 116 South Franklin Street, Rocky Mount, North Carolina 27803, at 3:00 p.m. on September 4, 2002, or at any adjournment thereof, on the items described below, as set forth in the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement dated August 5, 2002, receipt of which is acknowledged by the undersigned. PLEASE INDICATE ANY CHANGE OF ADDRESS BELOW. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

        The Board of Trustees recommends voting "FOR ALL" in proposal 1.

     1.   For election as Trustees, the nominees are:
          o    James H. Speed, Jr.
          o    Richard K. Bryant
          o    Keith A. Lee

To vote for all nominees, mark an "X" in the "FOR ALL" box. To withhold authority for a specific nominee, mark an "X" in the box marked "FOR ALL EXCEPT", and write the nominee's name for whom you wish to withhold authority on the blank line provided below. To withhold authority on all nominees, mark an "X" in the "WITHHOLD ALL" box.

  ( )  FOR ALL          ( )  FOR ALL EXCEPT:               ( )  WITHHOLD ALL
                                _________________
                                _________________

THE PROXIES ARE AUTHORIZED IN THEIR DISCRETION TO VOTE UPON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.



                              [name /address here]



In order to vote your shares, please sign and date this card and return it in the envelope provided. By returning this card, you authorize the proxies to vote on the proposal as marked, or, if not marked, as indicated in the Proxy Statement.
                      x ___________________________________
                      x ___________________________________

                          Dated__________________, 2002

    Please sign your name or names as they appear above to authorize the voting of your shares as indicated. Where shares are registered with joint owners, all joint owners should sign. Persons signing as executors, administrators, trustees, etc., should so indicate.